Exhibit 10.1

HAWK-EYE INTERESTS PURCHASE AGREEMENT

HAWK-EYE INTERESTS PURCHASE AGREEMENT, dated as of May 3rd, 2006 (this “Agreement”), between NPC International, Inc., a Kansas corporation (“NPCI”), Oread Capital Partners, LLC, a Kansas limited liability company (“Oread Capital”), and Troy D. Cook (“Mr. Cook”).

WHEREAS, NPC Acquisition Holdings, LLC, a Delaware limited liability company (“Holdings”), NPCI, and the stockholders of NPCI have entered into a Stock Purchase Agreement, dated March 3, 2006 (the “Stock Purchase Agreement”), pursuant to which Holdings is to acquire all of the issued and outstanding capital stock of NPCI. Unless otherwise indicated herein, capitalized terms are used herein as defined in the Stock Purchase Agreement;

WHEREAS, Section 6.11 of the Stock Purchase Agreement contemplates that at or prior to the Closing, but effective no later than the Effective Time, NPCI shall purchase from Oread Capital all of the membership interests that Oread Capital currently owns in Hawk-Eye, except that Oread Capital shall retain membership interests in Hawk-Eye with a fair market value of $3,900,000 (such purchased membership interests being the “Purchased Interests” and such retained membership interests being the “Retained Interests”); and

WHEREAS, Section 6.11 of the Stock Purchase Agreement further contemplates that Oread Capital will distribute the Retained Interests to Oread Holdings (the “Oread Holdings Distribution”) and that Oread Holdings will immediately distribute one-half of the Retained Interests to Mr. Schwartz (the “Schwartz Distribution”) and one-half of the Retained Interests to Mr. Cook (the “Cook Distribution”), and that NPCI is to purchase from Mr. Cook Retained Interests with a fair market value of $650,000 (the “Purchased Cook Interest”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, NPCI, Oread Capital, and Mr. Cook hereby agree as follows:

ARTICLE I

SALE AND PURCHASE OF PURCHASED INTERESTS

SECTION 1.01. Sale and Purchase of Purchased Interests. Upon the terms and subject to the conditions of this Agreement and as contemplated in Section 6.11 of the Stock Purchase Agreement, at the Closing under the Stock Purchase Agreement (the “Closing”), but effective no later than the Effective Time, Oread Capital shall sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered, to NPCI, the Purchased Interests, free and clear of all Encumbrances (except for restrictions under applicable securities laws), and NPCI shall purchase the Purchased Interests. NPCI, as a Member of Hawk-Eye, and Oread Capital, as a Member and Manager of Hawk-Eye, hereby consent to and approve such sale and purchase of the Purchased Interests.

SECTION 1.02. Purchase Price. The purchase price for the Purchased Interests (the “Purchased Interests Purchase Price”) shall be determined and payable as follows:

(a)           The Purchased Interests Purchase Price shall be an amount equal to:

(i)            75% of the Net Enterprise Value of Hawk-Eye, minus

(ii)           $3,900,000 (being the value of the Retained Interests).

(b)           For purposes hereof, the Net Enterprise Value of Hawk-Eye shall equal (i) $25,828,770, minus (ii) any amounts owed under Hawk-Eye’s revolving line of credit with Intrust Bank, N.A (the “Oread Revolver”).

(c)           NPCI may deduct, from the payment of the Purchased Interests Purchase Price, to the extent required by applicable Law, any amount required to be withheld and deducted under the Code or other applicable Tax Law and any amount so deducted shall be remitted by NPCI to the appropriate Governmental Authority on a timely basis.

(d)           Oread Capital shall, at or prior to the Closing, using proceeds of the Purchased Interests Purchase Price or other funds of Oread Capital, satisfy in full any indebtedness under the Oread Capital Loan Agreement. NPCI may also deduct, from the payment of the Purchased Interests Purchase Price, and pay, directly to the holder of the indebtedness under the Oread Capital Loan Agreement (to the extent not paid by Oread Capital) or to the holder of any other indebtedness with respect to any Encumbrances encumbering the Purchased Interests or any assets of Hawk-Eye, such portion of the Purchased Interests Purchase Price as is necessary to satisfy in full such indebtedness (other than the Oread Revolver) or release any such Encumbrances.

SECTION 1.03. Closing. Subject to the terms and conditions of this Agreement, the sale and purchase of the Purchased Interests contemplated by this Agreement shall take place at the Closing (which may include receipt of documents by NPCI from Oread Capital by express mail delivery service prior to the Closing).

SECTION 1.04. Closing Deliveries by Oread Capital. At the Closing, Oread Capital shall deliver or cause to be delivered to NPCI:

(a)           written assignment of the Purchased Interests executed by Oread Capital, in form reasonably satisfactory to NPCI;

(b)           Evidence of Encumbrances and Payoff Letters (as it relates to the Oread Capital Loan Agreement and any other Encumbrances encumbering the Purchased Interests or any assets of Hawk-Eye);

(c)           the resignation, effective as of the Closing, of Oread Capital as Manager of Hawk-Eye; and

(d)           a receipt for the Purchased Interests Purchase Price.

SECTION 1.05. Closing Deliveries by NPCI. At the Closing, NPCI shall deliver or cause to be delivered to Oread Capital:

(a)           A written acceptance of the Purchased Interests executed by NPCI, in form reasonably satisfactory to Oread Capital;

(b)           a true and complete copy, certified by the Secretary or the Assistant Secretary of NPCI, of the resolutions duly and validly adopted by the Board of Directors of NPCI evidencing its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby; and

(c)           the Purchased Interests Purchase Price, less any required tax withholdings and any other amounts deducted in accordance with Section 1.02(c) hereof, by wire transfer in immediately available funds to such account or accounts as Oread Capital designates by written notice to NPCI prior to the Closing.

ARTICLE II

SALE AND PURCHASE OF PURCHASED COOK INTEREST

SECTION 2.01. Sale and Purchase of Purchased Cook Interest. Upon the terms and subject to the conditions of this Agreement and as contemplated in Section 6.11 of the Stock Purchase Agreement, at the Closing, but effective no later than the Effective Time, Mr. Cook shall, immediately following the Oread Holdings Distribution and the Cook Distribution, sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered, to NPCI, the Purchased Cook Interest, free and clear of all Encumbrances (except for restrictions under applicable securities laws), and NPCI shall purchase the Purchased Cook Interest. NPCI, as a Member of Hawk-Eye, and Oread Capital, as a Member and Manager of Hawk-Eye, hereby consents to and approves such sale and purchase of the Purchased Cook Interest. Mr. Cook, as a Member of Oread Holdings, hereby consents to and approves the Oread Holdings Distribution, the Schwartz Distribution, and the Cook Distribution. Oread Capital and Mr. Cook acknowledge and agree that the Oread Holdings Distribution, the Schwartz Distribution, and the Cook Distribution will be deemed to occur at the Closing, but effective no later than the Effective Time, in the manner and order contemplated by Section 6.11 of the Stock Purchase Agreement.

SECTION 2.02. Purchase Price. The purchase price for the Purchased Cook Interest (the “Purchased Cook Interest Purchase Price”) shall be an amount payable in accordance with the following:

(a)           The Purchased Cook Interest Purchase Price shall be an amount equal to $650,000.

(b)           NPCI may deduct, from the payment of the Purchased Cook Interest Purchase Price, to the extent required by applicable Law, any amount required to be withheld and deducted under the Code or other applicable Tax Law. Any amount so deducted shall be remitted by NPCI to the appropriate Governmental Authority on a timely basis.

SECTION 2.03. Closing. Subject to the terms and conditions of this Agreement, the sale and purchase of the Purchased Cook Interest contemplated by this Agreement shall take place at the Closing (which may include receipt of documents by NPCI from Mr. Cook by express mail delivery service prior to the Closing).

SECTION 2.04. Closing Deliveries by Mr. Cook. At the Closing, Mr. Cook shall deliver or cause to be delivered to NPCI:

(a)           a written assignment of the Purchased Cook Interest executed by Mr. Cook, in form reasonably satisfactory to NPCI;

(b)           Evidence of Encumbrances and Payoff Letters (as it relates to the Oread Capital Loan Agreement and any other Encumbrances encumbering the Purchased Cook Interest or any assets of Hawk-Eye); and

(c)           a receipt for the Purchased Cook Interest Purchase Price.

SECTION 2.05. Closing Deliveries by NPCI. At the Closing, NPCI shall deliver or cause to be delivered to Mr. Cook:

(a)           A written acceptance of the Purchased Cook Interest executed by NPCI, in form reasonably satisfactory to Mr. Cook;

(b)           a true and complete copy, certified by the Secretary or the Assistant Secretary of NPCI, of the resolutions duly and validly adopted by the Board of Directors of NPCI evidencing its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby; and

(c)           the Purchased Cook Interest Purchase Price, less any required tax withholdings and any other amounts deducted in accordance with Section 2.02(b) hereof, by wire transfer in immediately available funds to such account or accounts as Mr. Cook designates by written notice to NPCI prior to the Closing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF NPCI

SECTION 3.01. Organization and Authority of NPCI. NPCI is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by NPCI of this Agreement, the performance by NPCI of its obligations hereunder and the consummation by NPCI of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of NPCI. This Agreement has been duly executed and delivered by NPCI, and (assuming due authorization, execution and delivery by Oread Capital and Mr. Cook) this Agreement constitutes legal, valid and binding obligations of NPCI, enforceable against NPCI in accordance with their respective terms.

SECTION 3.02. No Conflict. Except as may result from any facts or circumstances relating solely to Oread Capital or Mr. Cook, the execution, delivery and performance by NPCI of this Agreement do not and will not (a) violate, conflict with or result in the breach of any provision of the Articles of Incorporation or Bylaws of NPCI, (b) conflict with or violate any Law or Governmental Order applicable to NPCI, or (c) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of any Contract to which NPCI is a party, which would adversely affect the ability of NPCI to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

SECTION 3.03. Governmental Consents and Approvals. The execution, delivery and performance by NPCI of this Agreement does not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to any Governmental Authority, except as described in Section 4.06 of the Stock Purchase Agreement.

SECTION 3.04. Litigation. No Action by or against NPCI is pending or, to the knowledge of NPCI threatened, which could affect adversely the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF OREAD CAPITAL

As an inducement to NPCI to enter into this Agreement, Oread Capital hereby represents and warrants to NPCI as follows:

SECTION 4.01. Authority. (a) Oread Capital has all requisite right, power and authority, as a limited liability company or otherwise, to execute and deliver this Agreement, to perform Oread Capital’s obligations hereunder, and to consummate the transactions contemplated hereby; and (b) this Agreement has been, duly and validly executed and delivered by Oread Capital, and (assuming due authorization, execution and delivery by NPCI) this Agreement constitutes legal, valid and binding obligations of Oread Capital, enforceable against Oread Capital in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to the effect of general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

SECTION 4.02. No Conflict. Except as may result from any facts or circumstances relating solely to NPCI, the execution, delivery and performance of this Agreement by Oread Capital does not and will not (a) to the extent applicable, violate, conflict with or result in the breach of any provision of the organizational documents of Oread Capital, (b) assuming all consents, approvals, authorizations and other actions described in Section 4.06 of the Stock Purchase Agreement have been obtained and all filings and notifications listed in Section 4.06 of the Disclosure Schedule (in each case to the extent such items relate to Hawk-Eye or the Purchased Interests) have been made and any applicable waiting period has expired or terminated, conflict with or violate (or cause an event which could have a Material Adverse

Effect as a result of) any Law or Governmental Order applicable to Oread Capital, (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any right of termination, amendment, acceleration, suspension, revocation or cancellation of any Contract to which Oread Capital is a party, or (d) result in the creation of any Encumbrance on any of the Purchased Interests, except, in the case of clauses (b) and (c), for such conflicts, violations, breaches or defaults as would not, individually or in the aggregate, prevent Oread Capital from performing its obligations under this Agreement.

SECTION 4.03. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any Governmental Authority on the part of Oread Capital, except as described in Section 4.06 of the Stock Purchase Agreement.

SECTION 4.04. Ownership of Purchased Interests. Upon consummation of the transactions contemplated by Article I of this Agreement and corresponding provisions of Section 6.11 of the Stock Purchase Agreement, as of the Closing the Purchased Interests shall be owned of record and beneficially by NPCI free and clear of all Encumbrances (except restrictions under applicable securities laws and the Pizza Hut Franchise Agreements). Other than the Hawk-Eye Operating Agreement, there are no voting trusts, agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Purchased Interests held by Oread Capital. Other than the Hawk-Eye Operating Agreement, the Pizza Hut Franchise Agreements and this Agreement, Oread Capital is not bound by any Contract restricting its right to transfer the Purchased Interests.

SECTION 4.05. Litigation. There is no Action pending or, to the knowledge of Oread Capital, threatened before any Governmental Authority by or against Oread Capital relating to (a) the Purchased Interests, or (b) any actual or potential bankruptcy or insolvency of Oread Capital.

SECTION 4.06. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Oread Capital.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF MR. COOK

As an inducement to NPCI to enter into this Agreement, Mr. Cook hereby represents and warrants to NPCI as follows:

SECTION 5.01. Authority. (a) Mr. Cook has all requisite right, power and authority and full legal capacity to execute and deliver this Agreement, to perform Mr. Cook’s obligations hereunder, and to consummate the transactions contemplated hereby; (b) this Agreement has been, duly and validly executed and delivered by Mr. Cook, and (assuming due authorization, execution and delivery by NPCI) this Agreement constitutes legal, valid and binding obligations of Mr. Cook, enforceable against Mr. Cook in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to the effect of general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and (c) the failure of the spouse (if any) of Mr. Cook to be a party or signatory to this Agreement shall not (i) prevent Mr. Cook from performing his obligations and from consummating the transactions contemplated hereunder or (ii) prevent this Agreement from constituting the legal, valid and binding obligations of Mr. Cook, enforceable against Mr. Cook in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to the effect of general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

SECTION 5.02. No Conflict. Except as may result from any facts or circumstances relating solely to NPCI, the execution, delivery and performance of this Agreement by Mr. Cook does not and will not (a) assuming all consents, approvals, authorizations and other actions described in Section 4.06 of the Stock Purchase Agreement have been obtained and all filings and notifications listed in Section 4.06 of the Disclosure Schedule (in each case to the extent such items relate to Hawk-Eye or the Purchased Cook Interest) have been made and any applicable waiting period has expired or terminated, conflict with or violate (or cause an event which could have a Material Adverse Effect as a result of) any Law or Governmental Order applicable to Mr. Cook, (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any right of termination, amendment, acceleration, suspension, revocation or cancellation of any Contract to which Mr. Cook is a party, or (d) result in the creation of any Encumbrance on any of the Purchased Cook Interest, except, in the case of clauses (b) and (c), for such conflicts, violations, breaches or defaults as would not, individually or in the aggregate, prevent Mr. Cook from performing his obligations under this Agreement.

SECTION 5.03. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any Governmental Authority on the part of Mr. Cook, except as described in Section 4.06 of the Stock Purchase Agreement.

SECTION 5.04. Ownership of Purchased Interests. Upon consummation of the transactions contemplated by Article II of this Agreement and corresponding provisions of Section 6.11 of the Stock Purchase Agreement, as of the Closing the Purchased Cook Interest shall be owned of record and beneficially by NPCI free and clear of all Encumbrances (except restrictions under applicable securities laws and the Pizza Hut Franchise Agreements). Other than the Hawk-Eye Operating Agreement, there are no voting trusts, agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Purchased Cook Interest held or to be held by Mr. Cook. Other than the Hawk-Eye Operating

Agreement, the Pizza Hut Franchise Agreements and this Agreement, Mr. Cook is not bound by any Contract restricting his right to transfer the Purchased Cook Interest.

SECTION 5.05. Litigation. There is no Action pending or, to the knowledge of Mr. Cook, threatened before any Governmental Authority by or against Mr. Cook relating to (a) the Purchased Cook Interest, or (b) any actual or potential bankruptcy or insolvency of Mr. Cook.

SECTION 5.06. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Mr. Cook.

ARTICLE VI

CONDITIONS PRECEDENT

SECTION 6.01. Conditions to Obligations of NPCI, Oread Capital and Mr. Cook. The obligations of each of NPCI, Oread Capital and Mr. Cook to consummate the transactions contemplated by Articles I and II of this Agreement shall be subject to the fulfillment or waiver (to the extent permitted), of the following conditions:

(a)           Closing. The conditions to the obligations of each party set forth in the Stock Purchase Agreement shall have been satisfied.

(b)           No Order. There shall be no Governmental Order or Law in existence that prohibits the consummation of the transactions contemplated hereby.

SECTION 6.02. Conditions to Obligations of NPCI. The obligations of NPCI to consummate the transactions contemplated by Articles I and II of this Agreement shall be subject to the fulfillment or waiver (to the extent permitted), at or prior to the Closing, of each of the following conditions:

(a)           Representations, Warranties and Covenants. (i) The representations and warranties of Oread Capital and Mr. Cook contained in this Agreement shall be true and correct in all material respects as of the Closing, except to the extent such representations and warranties are made as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of that date, and (ii) the covenants and agreements contained in this Agreement to be complied with by Oread Capital and Mr. Cook on or before the Closing shall have been complied with in all material respects;

(b)           No Proceeding or Litigation. No Action shall be pending by or before any Governmental Authority against any of NPCI, Oread Capital, or Mr. Cook seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which is reasonably likely to render it impossible or unlawful to consummate such transactions; provided, however, that this Section 6.02(b) shall not apply if NPCI has directly or indirectly solicited or encouraged any such Action.

SECTION 6.03. Conditions to Obligations of Oread Capital. The obligations of Oread Capital to consummate the transactions contemplated by Article I of this Agreement shall be subject to the fulfillment or waiver (to the extent permitted), at or prior to the Closing, of each of the following conditions:

(a)           Representations, Warranties and Covenants. (i) The representations and warranties of NPCI contained in this Agreement shall be true and correct in all material respects as of the Closing, except to the extent such representations and warranties are made as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of that date, and (ii) the covenants and agreements contained in this Agreement to be complied with by NPCI on or before the Closing shall have been complied with in all material respects.

(b)           No Proceeding or Litigation. No Action shall be pending by or before any Governmental Authority against any of NPCI, Oread Capital or Mr. Cook, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which is reasonably likely to render it impossible or unlawful to consummate such transactions; provided, however, that this Section 6.03(b) shall not apply if Oread Capital has directly or indirectly solicited or encouraged any such Action.

SECTION 6.04. Conditions to Obligations of Mr. Cook. The obligations of Mr. Cook to consummate the transactions contemplated by Article II of this Agreement shall be subject to the fulfillment or waiver (to the extent permitted), at or prior to the Closing, of each of the following conditions:

(a)           Representations, Warranties and Covenants. (i) The representations and warranties of NPCI contained in this Agreement shall be true and correct in all material respects as of the Closing, except to the extent such representations and warranties are made as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of that date, and (ii) the covenants and agreements contained in this Agreement to be complied with by NPCI on or before the Closing shall have been complied with in all material respects.

(b)           No Proceeding or Litigation. No Action shall be pending by or before any Governmental Authority against any of NPCI, Oread Capital or Mr. Cook, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which is reasonably likely to render it impossible or unlawful to consummate such transactions; provided, however, that this Section 6.04(b) shall not apply if Mr. Cook has directly or indirectly solicited or encouraged any such Action.

ARTICLE VII

GENERAL PROVISIONS

SECTION 7.01. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

SECTION 7.02. Entire Agreement. This Agreement and the Stock Purchase Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between NPCI, Oread Capital and Mr. Cook with respect to the subject matter hereof.

SECTION 7.03. Assignment. This Agreement may not be assigned, by operation of law or otherwise, without the express prior written consent of NPCI, Oread Capital and Mr. Cook (which consent may be granted or withheld in the sole discretion of NPCI, Oread Capital or Mr. Cook) and any such assignment or attempted assignment without such consent shall be void; provided, however, that NPCI may assign this Agreement or any of its rights and obligations hereunder to the financing sources of NPCI by way of security, without the consent of Oread Capital or Mr. Cook; provided, further, that no such assignment shall release NPCI from any liability or obligation under this Agreement.

SECTION 7.04. Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, NPCI, Oread Capital, and Mr. Cook, or (b) by a waiver in accordance with Section 7.05.

SECTION 7.05. Waiver. Each of NPCI, Oread Capital and Mr. Cook may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto, or (c) waive compliance with any of the agreements of the other party or conditions to such party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of either NPCI, Oread Capital or Mr. Cook to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any right or remedy otherwise available.

SECTION 7.06. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person, including any union or any employee or former employee of NPCI, any legal or equitable right, benefit or remedy of any nature whatsoever, including any right of employment for any specified period, under or by reason of this Agreement.

SECTION 7.07. Specific Performance. NPCI, on the one hand, and Oread Capital and Mr. Cook, on the other hand, acknowledge and agree that the other parties would be irreparably damaged if any provision of this Agreement is not performed in accordance with its specific terms and that any breach of this Agreement could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which each party may be entitled, at law or in equity, it shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any provision of this Agreement, without posting any bond or other undertaking.

SECTION 7.08. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Kansas applicable to contracts executed in and to be performed in that State. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any Kansas federal court, provided, however, that if such federal court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any Kansas state court sitting in Johnson County, Kansas. Consistent with the preceding sentence, the parties hereto hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in Johnson County, Kansas for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.

SECTION 7.09. Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement. Each of the parties hereto hereby (a) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into this Agreement and the transactions contemplated by this Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 7.09.

SECTION 7.10. Currency. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars and all payments hereunder shall be made in United States dollars.

SECTION 7.11. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

SECTION 7.12. Conveyance Taxes. Each of Oread Capital and Mr. Cook shall be liable for and shall hold NPCI harmless against any Conveyance Taxes which become payable in connection with transfer by Oread Capital or Mr. Cook of any of their respective interests in Hawk-Eye as contemplated by this Agreement. Each of Oread Capital and

Mr. Cook, after the review and consent by NPCI, shall file such applications and documents as shall permit any such Conveyance Taxes to be assessed and paid on or prior to the Effective Time in accordance with any available pre-sale filing procedure. NPCI shall execute and deliver all instruments and certificates necessary to enable Oread Capital and Mr. Cook to comply with the foregoing.

SECTION 7.13. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, NPCI, Oread Capital and Mr. Cook have duly executed this Agreement as of the date first written above.

NPC INTERNATIONAL, INC.

By:	/s/ James K. Schwartz
James K. Schwartz,
President and Chief Executive Officer

OREAD CAPITAL PARTNERS, LLC
By: Oread Holdings, LLC, its Manager

By:	/s/ James K. Schwartz
James K. Schwartz, Manager

TROY D. COOK

IN WITNESS WHEREOF, NPCI, Oread Capital and Mr. Cook have duly executed this Agreement as of the date first written above.

NPC INTERNATIONAL, INC.

By:
James K. Schwartz,
President and Chief Executive Officer

OREAD CAPITAL PARTNERS, LLC
By: Oread Holdings, LLC, its Manager

By:
James K. Schwartz, Manager

/s/ Troy D. Cook
TROY D. COOK

ACKNOWLEDGEMENT, CONSENT AND APPROVAL

OF HAWK-EYE INTERESTS PURCHASE AGREEMENT

The undersigned, O. Gene Bicknell, hereby acknowledges, consents to and approves the Hawk-Eye Interests Purchase Agreement, in the form attached hereto, including execution and delivery thereof and instruments contemplated thereunder by any officer of NPC International, Inc. (“NPCI”), and consummation of the transactions contemplated therein, including, without limitation, the sale and purchase of the Purchased Interests and the sale and purchase of the Purchased Cook Interest, all as provided for therein, which is pursuant to and as contemplated by Section 6.11 of the Stock Purchase Agreement, dated March 3, 2006, between NPC Acquisition Holdings, LLC, NPCI, and the stockholders of NPCI (including the undersigned).

Dated:	April 29, 2006

/s/ O. Gene Bicknell
O. GENE BICKNELL

ACKNOWLEDGEMENTS, CONSENTS AND APPROVALS

Oread Holdings, LLC, as the sole Member and Manager of Oread Capital Partners, LLC, and James K. Schwartz, as a Member and Manager of Oread Holdings, LLC, each acknowledge, consent to and approve the foregoing transactions, including, without limitation, the sale and purchase of the Purchased Interests, the sale and purchase of the Purchased Cook Interest, the Oread Holdings Distribution, the Schwartz Distribution, and the Cook Distribution, all as provided for in the foregoing, and agree to execute and deliver to NPCI such documentation as NPCI may reasonably request to evidence the occurrence of the Oread Holdings Distribution, the Schwartz Distribution and the Cook Distribution at the Closing, but effective no later than the Effective Time, in the manner and order contemplated by Section 6.11 of the Stock Purchase Agreement.

OREAD HOLDINGS, LLC

By:	/s/ James K. Schwartz
James K. Schwartz, Manager

/s/ James K. Schwartz
JAMES K. SCHWARTZ